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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 30, 2004
                                                          -------------

                         CITIZENS & NORTHERN CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Pennsylvania                     0-16084               23-2451943
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(State or other jurisdiction of         (Commission         (I.R.S. Employer
incorporation)                          File Number)       Identification No.)

90-92 Main Street, Wellsboro, PA                                 16901
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(Address of Principal Executive Office)                        (Zip Code)


Registrant's telephone number, including area code   (570) 724-3411
                                                     --------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits.

         Exhibit 99.1: Press Release issued by Citizens & Northern Corporation dated July 9, 2004, titled "C&N Announces June 30, 2004 Unaudited Financial Results."

         Exhibit 99.2: Quarterly Report, which includes unaudited financial information.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Citizens & Northern Corporation announced the unaudited, consolidated financial results for Citizens & Northern Corporation and subsidiaries for the three-month and six-month periods ended June 30, 2004. On July 9, 2004, Citizens & Northern Corporation issued a press release titled "C&N Announces June 30, 2004 Unaudited Financial Results," a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Also on July 9, 2004, Citizens & Northern Corporation completed its "Quarterly Report," a report that includes unaudited financial information. The Quarterly Report will be mailed to shareholders with the quarterly dividend checks to be issued July 20, 2004. A copy of the Quarterly Report is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.









                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            CITIZENS & NORTHERN CORPORATION

Date:  7/9/04                               By: Craig G. Litchfield /s/
                                                -----------------------
                                                Chairman, President and Chief
                                                Executive Officer